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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                                  Pursuant to

                             Section 13 or 15(d) of



                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported):  January 6, 1997

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                        AMERICAN MEDICAL RESPONSE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    1-11196                   04-3147881

(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)



                             2821 South Parker Road
                                   10th Floor
                             Aurora, Colorado 80014

         (Address, of principal executive offices, including zip code)



                                 (303) 614-8500

              (Registrant's Telephone number including area code)

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Item 5.     Other Events
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          On January 6, 1997, American Medical Response, Inc. (the "Registrant")
issued a press release announcing that on January 6, 1997, the Registrant entered into an agreement and plan of merger (the "Merger Agreement") pursuant to which Laidlaw Inc. will acquire the Registrant. Pursuant to the Merger Agreement, MedTrans Acquisition Co., a wholly-owned subsidiary of Laidlaw Inc. ("Acquisition"), will make a tender offer to acquire all of the shares of the Registrant for $40 per share. Consummation of the tender offer is subject to tender of at least 66 2/3 of the outstanding shares of the Registrant, required regulatory approvals and satisfaction of other customary closing conditions. Following the tender offer, Acquisition will be merged into the Registrant and each remaining shareholder of the Registrant will receive $40 per share in exchange for each share of the Registrant held. Reference is made to the press release which is included as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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      (c)   Exhibits

Exhibit Number                 Title
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      2.1        Agreement and Plan of Merger dated as of January 6, 1997 (the
                 "Merger Agreement"), by and among Laidlaw Inc., MedTrans Acquisition Co. and American Medical Response, Inc. (the "Registrant"), including a list of schedules to the Merger Agreement. The Registrant shall furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request.

      99.1       Press Release of American Medical Response, Inc. dated
                 January 6, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERICAN MEDICAL RESPONSE, INC.



                              By /s/ William George
                                 ----------------------------------
                                 William George
                                 General Counsel and Vice President

Date:  January 7, 1997

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                                 Exhibit Index


Exhibit Number            Description
--------------            -----------

     2.1 Agreement and Plan of Merger dated as of January 6, 1997 (the "Merger
                          Agreement"), by and among Laidlaw Inc.,
                          MedTrans Acquisition Co. and American
                          Medical Response, Inc., including a list of schedules to the Merger Agreement.

     99.1                 Press Release of American Medical
                          Response, Inc. dated January 6, 1997.